Exhibit#_________
                        HADRON, INC.

                REGISTRATION RIGHTS AGREEMENT





                       March 30, 2000
                REGISTRATION RIGHTS AGREEMENT


      THIS AGREEMENT dated March 30, 2000, by and among Hadron, Inc., a New York corporation (the "Company"), Jon M. Stout ("Stout"), Patricia W. Stout ("Mrs. Stout"), Stout Dynastic Trust ("Stout Trust") and J. Richard Knop ("Knop") (Stout, Mrs. Stout, Stout Trust and Knop being each, an "Investor" and collectively, the "Investors") and the persons designated as Other Holders on the signature pages hereto (each, an "Other Holder" and collectively, the "Other Holders").

      WHEREAS, the Company, the Investors and certain of the Other Holders are simultaneously entering into a certain Securities Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), whereby the Investors have agreed to purchase shares of common stock, par value $.02 per share, of the Company (" Common Stock"), and warrants to purchase additional shares of Common Stock ("Purchase Warrants"); and

       WHEREAS, the execution of this Agreement is an inducement and a condition precedent to the purchase by the Investors of Common Stock and Purchase Warrants under the
Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises, as an inducement to the Investors to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Investors and the Other Holders hereby covenant and agree with each other as follows:

     1.   Certain Definitions.  As used in this Agreement, the
following   terms   shall  have  the  following   respective
meanings:

           "Board of Directors" means the Board of Directors of the Company.

            "Commission"   shall  mean  the  United   States
Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

           "Common Stock" shall mean the Common Stock, par value $.02 per share, of the Company and any other securities into which or for which any of the securities described above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

           "Company" shall refer to the Company and any successor or successors thereto.

           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "Majority Interest" means the holders of not less than a majority in interest in the outstanding Registrable
Securities held by all of the referenced class.

           "Person" shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

          "Registrable Securities" shall mean (i) any shares of Common Stock purchased by the Investors pursuant to the Purchase Agreement or received by the Investors, or subject to acquisition by any Investor upon the exercise of the Purchase Warrants (it being understood that for purposes of this Agreement, an Investor will be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected); (ii) any shares of Common Stock purchased by the Other Holders pursuant to the Purchase Agreement, owned by Other Holders on the Closing Date of the Purchase Agreement or received by the Other Holders, or subject to acquisition by any Other Holders upon the exercise of the Purchase Warrants (it being understood that for purposes of this Agreement, an Other Holder will be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected); and (iii) any other securities issued and issuable with respect to any such shares described in clause (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that notwithstanding anything to the contrary contained herein, "Registrable Securities" shall not at any time include any securities (i) registered and sold pursuant to the Securities Act, (ii) sold to the public pursuant to Rule 144 promulgated under the Securities Act or (iii) which could then be sold in their entirety pursuant to Rule 144(k) without limitation or restriction.

          "Registration Expenses" shall mean the expenses so described in Section 5 hereof.

           "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     2.   Demand Registration.

        (a) At any time after the date of this Agreement, a Majority Interest of the Investors may notify the Company that they intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities in the manner specified in such request. Upon receipt of such request, the Company shall promptly deliver notice of such request to all Persons holding Registrable Securities and who shall then have thirty (30) days to notify the Company in writing of their desire to be included in such registration. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice and in such event, the right of any Person to participate in such registration shall be conditioned upon their participation in such underwritten public offering and the inclusion of their Registrable Securities in the underwritten public offering to the extent provided herein. The Company will use its reasonable best efforts to expeditiously effect the registration of all Registrable Securities whose holders request participation in such registration under the Securities Act and qualified for sale under any state blue sky law; provided, however, that the Company shall not be required to effect registration pursuant to a request under this Section 2 more than one (1) time for the holders of the Registrable
Securities as a group. Notwithstanding anything to the contrary contained herein, no request may be made under this
Section 2 within ninety (90) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering. The Company may postpone the filing or the effectiveness of any registration statement pursuant to this Section 2 for a reasonable time period, provided that such postponements shall not exceed ninety (90) days in the aggregate during any twelve (12) month period, if (i) the Company has been advised by legal counsel that such filing or effectiveness would require disclosure of a material financing, acquisition or other corporate transaction, and the Board of Directors of the Company determines in good faith that such disclosure is not in the best interests of the Company and its stockholders or (ii) the Board of Directors of the Company determines in good faith that there is a valid business purpose or reason for delaying filing or effectiveness (which period may be extended an additional 30 days if such deferral will materially reduce the expenses of such registration due to the elimination of the need for any special audits to be performed in connection with such registration). A registration will not count as a requested registration under this Section 2(a) until the registration statement relating to such registration has been declared effective by the Commission at the request of the initiating holders; provided, however, that if a majority in interest of the participating Investors holding Registrable Securities shall request, in writing, that the Company withdraw a registration statement which has been filed under this Section 2(a) but not yet been declared effective, a majority in interest of such Investors may thereafter request the Company to reinstate such Registration Statement, if permitted under the Securities Act, or to file another registration statement, in accordance with the procedures set forth herein; provided however, that if the withdrawal and filing of another registration statement materially increases the total expenses anticipated to be incurred with respect to the withdrawn registration, the Investors shall share equally with the Company such increased expenses.

   (b) If a requested registration involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter, provided that the shares to be excluded shall be determined in the following sequence: (i) first, securities held by any other Persons (other than the Investors or Other Holders holding Registrable Securities) not having registration rights or having contractual, incidental "piggy back" right to include such securities in the registration statement, (ii) second, shares sought to be registered by the Company, (iii) third, Registrable Securities of holders (other than Investors and Other Holders) who did not make the original request for registration, and (iv) fourth, Registrable Securities of holders who requested such registration pursuant to
Section 2(a), it being understood that no shares shall be registered for the account of the Company or any shareholder other than the Investors or Other Holders unless all Registrable Securities for which Investors and Other Holders have requested registration have been registered. If there is a reduction of the number of Registrable Securities pursuant to clauses (i), (iii) or (iv), such reduction shall be made on a pro rata basis (based upon the aggregate number of shares of Common Stock or Registrable Securities held by the holders in each tranche and subject to the priorities set forth in the preceding sentence).

    (c)  With respect to a request for registration pursuant to
Section 2(a) which is for an underwritten public offering, the managing underwriter shall be chosen by the Investors holding not less than a Majority Interest of the Registrable Securities to be sold in such offering, subject to the Company's consent, which such consent shall not be unreasonably withheld. The Company may not cause any other registration of securities for sale for its own account
(other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable) to become effective within one hundred eighty (180) days following the effective date of any registration required pursuant to this Section 2 or such lesser period as may be consented to by the managing underwriter.

     3. Piggyback Registration. If the Company at any time proposes to register any of its Common Stock under the Securities Act for sale to the public (including pursuant to a demand under Section 2 hereof as provided therein and except with respect to registration statements on Forms S-4, S-8 or any successor form or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice at the applicable address of record to each holder of Registrable
Securities  of  its intention to do so.   Upon  the  written
request of any Investor holding Registrable Securities, given within thirty (30) days after receipt by such Person of such notice, the Company will, subject to the limits contained in this Section 3, use its reasonable best efforts to cause all such Registrable Securities of any requesting holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than the Company (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including such holders of
shares   of  Registrable  Securities)  to  a  number  deemed
satisfactory by such managing underwriter; and provided further, that the shares to be excluded shall be determined in the following sequence: (i) first, securities held by any Persons not having any such contractual, incidental registration rights, (ii) second, securities held by any Persons having contractual, incidental registration rights pursuant to an agreement which is not this Agreement, (iii) third, in a registration requested pursuant to Section 2, all Registrable Securities other than those held by the participating Investors and Other Holders and  (iv)  fourth,
the   Registrable  Securities  sought  to  be  included   by
participating   Investors  and  Other   Holders   requesting
registration, pari pasu in accordance with the amount of Registrable Securities sought to be included by each such holder.

    4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

  (a) use its reasonable best efforts diligently to prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such registration statement to become and remain effective until completion of the proposed offering (but not for more than one hundred eighty (180) days);

 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the completion of the offering (but not for more than one hundred eighty (180) days) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

 (c) furnish to each selling holder and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

 (d) use its reasonable best efforts to register or qualify the securities covered by such registration statement under and to the extent required by such other securities or state blue sky laws of such jurisdictions as each selling holder shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

 (e) within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to counsel selected in the manner set forth in Section 5 below by the holders of Registrable Securities, copies of such documents proposed to be filed, and use its reasonable best efforts to incorporate comments;

 (f) promptly notify each selling holder of Registrable Securities, such selling holders' counsel selected in this manner set forth in Section 5 below and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

 (g) use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

 (h) if reasonably requested by the managing underwriter or underwriters (if any), any selling holder, or such selling holder's counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein with respect to the selling holder or the securities being sold, including, without limitation, with respect to the securities being sold by such selling holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

 (i) make available to each selling holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement subject, in each case, to such confidentiality agreements as the Company shall reasonably request;

 (j) enter into any reasonable underwriting agreement required by the proposed underwriter(s) for the selling holders, if any, and use its reasonable best efforts to facilitate the public offering of the securities;

 (k) request that each prospective selling holder be furnished a signed counterpart, addressed to the prospective selling holder, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) if and to the extent permitted by applicable professional standards, a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

 (l) use its reasonable best efforts to cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the Common Stock is then listed or quoted;

 (m) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions); and

 (n) otherwise cooperate with the underwriter(s), the Commission and other regulatory agencies and take all reasonable actions and execute and deliver or cause to be executed and delivered all documents reasonably necessary to effect the registration of any securities under this Agreement.

     5. Expenses. All reasonable expenses incurred by the Company and the Investors in effecting the registrations provided for in Sections 2 and 3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and one counsel for the selling stockholders as a group (selected by a majority in interest of the Investor holders of Registrable Securities who participate in the registration), underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 4(d) hereof (all of such expenses referred to as "Registration Expenses"), shall be paid by the Company except as expressly provided herein.

    6.   Indemnification.
       (a) Except to the extent indemnification is provided pursuant to section 6(b) hereof, the Company shall indemnify and hold harmless the selling holder of Registrable Securities, each underwriter (as defined in the Securities
Act), and each other Person who participates in the offering of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively, the "Indemnified Person") against any losses, claims, damages or liabilities (collectively, the "liability"), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Except as otherwise provided in
Section 6(d), the Company shall reimburse each such Indemnified Person in connection with investigating or defending any such liability as expenses in connection with the same are incurred; provided, however, that the Company shall not be liable to any Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or his agent or attorneys specifically for use therein; and provided further, that the Company shall not be required to indemnify any Indemnified Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Indemnified Person to deliver a final prospectus as required by the Securities Act.

    (b) Except to the extent any liability results from the Company's failure to incorporate any information or comments furnished by a selling holder or his counsel, each selling holder of any securities included in such registration being effected shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls the Company or such underwriter (individually and collectively also the "Indemnified Person"), against any liability, joint or several, to which any such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such selling holder or his agent or attorney, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such selling holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling holder or his agent or attorney specifically for use therein. Such selling holder shall reimburse any Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that such selling holder's obligations hereunder shall be limited to an amount equal to the proceeds to such selling holder of the securities sold in any such registration.

     (c) Indemnification similar to that specified in Sections 6(a) and (b) shall be given by the Company and each selling holder (with such modifications as may be appropriate) with respect to any required registration or other qualification of their securities under any federal or state law or regulation of governmental authority other than the Securities Act.

     (d) If the indemnification provided for in this Section 6 for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each indemnifying party under this Section 6, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the selling holders and the underwriters from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company, the other selling holders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the selling holders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company and the selling holders and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the selling holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the selling holders or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The   Company,  the  selling  holders  and   the
underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a selling holder be required to contribute any amount under this Section 6(d) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which are being sold by such selling holder or (ii) the proceeds received by such selling holder from its sale of Registrable Securities under such registration statement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

   7.   Compliance with Rule 144.  For so long as the Company
(i) has a class of securities registered under Section 12 of the Exchange Act or (ii) is required to file reports under
Section 13 or 15(d) of the Exchange Act, the Company will use its best efforts to file with the Commission such information as is required under the Exchange Act for so long as there are holders of Registrable Securities; and in such event, the Company shall use its reasonable best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any comparable successor rules). The Company shall furnish to any holder of Registrable Securities upon request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 (or such comparable successor rules). Subject to the limitations on transfers imposed by this Agreement, the Company shall use its reasonable best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

   8. Amendments. The provisions of this Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only with the written consent of the Company, a Majority Interest of the Investors and a Majority
Interest of the Other Holders.

   9. Market Stand-Off. Each Investor and Other Holder agrees, if requested by the Company and an underwriter of Registrable Securities of the Company in connection with any public offering of the Company and if executive officers, directors and all other holders of 5% of the Company's Common Stock so agree, not to sell or otherwise transfer or dispose of any shares held by such Investor or Other Holder for such period, not to exceed ninety (90) days following the effective date of the relevant registration statement in connection with any public offering of Registrable Securities, as such underwriter shall specify reasonably and in good faith.

  10. Transferability of Registration Rights. The registration rights set forth in this Agreement are transferable to each permitted transferee of the Registrable Securities provided that: (a) the Company is given written notice specifying the name, address, and number of Registrable Securities being transferred, (b) the transfer involves the lesser of all of the Registrable Securities held by Transferor or at least 450,000 shares, (c) the notice of transfer is accompanied by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel to the effect that the proposed transfer may be effected without registration under the Act, or (ii) a "no action" letter from the Commission to the effect that the proposed transfer without registration will not result in a recommendation by the staff of the Commission that action to be taken with respect thereto; and provided further that each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement. Notwithstanding the foregoing, the registration rights set forth in this agreement shall automatically transfer to and be binding upon any transferee of Purchasers or Other Holders as a result of a gift or bequest of Registrable Securities by such transferor.

  11.  Rights Which May Be Granted to Subsequent Investors.
Other than permitted transferees of Registrable Securities under Section 10 hereof, the Company shall not, without the prior written consent of a Majority Interest of the Investors, (a) allow purchasers of the Company's securities to become a party to this Agreement or (b) grant any other registration rights to any third parties other than subordinate piggyback registration rights.

  12. Damages. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

  13.  Miscellaneous.
    (a) All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below:

     If to the Company:

     Hadron, Inc.
     5904 Richmond Highway, Suite 300
     Alexandria, Virginia  22303

     Attn:  President

     With copy to Company's counsel

     If to the Investors:

     Jon M. Stout
     10 Maiden Bower Court
     Potomac, MD  20854

     If to any other holder of Registrable Securities:

At  such  Person's address for notice as set  forth  in  the books and records of the Company, or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mails or
(ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

   (b)  This Agreement shall be governed by and construed in
accordance  with the laws of  the Commonwealth of  Virginia,
without   giving  effect  to  conflict  of  laws  principles
thereof.

   (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   (d) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     14. Dispute Resolution. Except as provided below, any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive
Arbitration Rules and Procedures (the "J.A.M.S. Rules"). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be the Metropolitan Area of Washington, D.C.

      Such proceedings shall be administered by the neutral arbitrator in accordance with the J.A.M.S. Rules as he/she deems appropriate, however, such proceedings shall be guided by the following agreed upon procedures:

                (i)   mandatory  exchange  of  all  relevant
documents, to be accomplished within forty-five (45) days of the initiation of the procedure;

               (ii)      no other discovery;

              (iii)       hearings  before  the   neutral
arbitrator which shall consist of a summary presentation by each side of not more than three (3) hours; such hearings to take place on one or two days at a maximum; and

               (iv)  decision to be rendered not more  than
ten (10) days following such hearings.

      Notwithstanding anything to the contrary contained herein, the provisions of this Section 14 shall not apply with regard to any equitable remedies to which any party may be entitled hereunder.

      Each of the parties hereto (a) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (b) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its or his submission to jurisdiction and its or his consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.



        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.


THE COMPANY:                       INVESTORS:

HADRON, INC.


By    /S/ C.W. GILLULY             /S/ JON M. STOUT
     -----------------             ----------------------
     C. W. Gilluly,                Jon M. Stout
     Chairman and CEO

                                   /S/ PATRICIA W. STOUT
                                   ----------------------
                                   Patricia W. Stout


                                   Stout Dynastic Trust

                                   /S/ JON M. STOUT
                                   ----------------------
                                   By Jon M. Stout, Trustee

                                   /S/ J. RICHARD KNOP
                                   ----------------------
                                   J. Richard Knop


THE OTHER HOLDERS:

/S/ C.W. GILLULY                        /S/ AMBER GORDON
-------------------------               ------------------------
C. W. Gilluly                           S. Amber Gordon


/S. JOHN D. SANDERS                     /S/ ROBERT J. LYNCH
-------------------------               ------------------------
John D. Sanders                         Robert J. Lynch


/S/ GEORGE E. FOWLER                    /S/ DONALD E. JEWELL
-------------------------              -------------------------
George E. Fowler                        Donald E. Jewell


BOLES KNOP AFFILIATES

/S/ JACK BOLES                          /S/ JEFF RUBIN
-------------------------              -------------------------
Jack Boles                              Jeff Rubin

/S/ J. RICHARD KNOP                     /S/ JONATHAN CATHERWOOD
-------------------------              -------------------------
J. Richard Knop                         Jonathan Catherwood

/S/ RICHARD MILLER                      /S/ BOB WRIGHT
-------------------------              -------------------------
Richard Miller                          Bob Wright

/S/ SUSAN WRIGHT
-------------------------
Susan Wright